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[LOGO OF KPMG PEAT MARWICK LLP]


                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

The Board of Directors
Associated Banc-Corp:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the "Experts" heading in the registration statement.


                                                /s/ KPMG Peat Marwick LLP


Chicago, Illinois
September 4, 1997